UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 8, 2008
Date of Report (Date of earliest event reported)

CONSTITUTION MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 300 - 1055 West Hastings Street Vancouver, British Columbia, Canada	V6E 2E9
(Address of principal executive offices)	(Zip Code)

(604) 612-4847
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement.

Effective January 8, 2008, the Board of Directors of Constitution Mining Corp. (the "Company") approved the Company's entry into an Assignment Agreement (the "Agreement") dated January 8, 2008 with Proyectos Mineros S.A. ("PMSA") (formerly Recursos Maricunga S.A.) with respect to PMSA's right to explore and option to purchase (the "Option") certain mining properties located in the Departamento Malargue, Province of Mendoza, Argentina (the "Property"). The Property, known as the Cerro Amarillo Property, consists of an aggregate 14,221.7 hectares. The following summary of the material terms of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which is attached as an exhibit to this current report on Form 8-K.

Pursuant to the terms of the Agreement, PMSA has assigned to the Company all of PMSA's rights and obligations under the Option, in consideration of:

1.        the Company issuing 300,000 shares of its capital stock to PMSA and paying to PMSA an amount of $10,000 on or before January 13, 2008;

2.        the Company incurring a minimum of $450,000 in work commitment expenditures on the Property ("Expenditures") and making additional issuances of 2,100,000 shares of its common stock to PMSA in accordance with the following schedule:

  $200,000 in Expenditures plus a further issuance of 300,000 shares of the Company's common stock on or before January 8, 2009;

  a further $250,000 in Expenditures plus a further issuance of 600,000 shares of the Company's common stock on or before January 8, 2010;

  a further issuance of 600,000 shares of the Company's common stock on or before January 8, 2011; and

  a further issuance of 600,000 shares of the Company's common stock on or before January 8, 2012.

If the Company exercises the Option to acquire 100% of the Property, then the Company must issue an additional 3,000,000 shares of the Company's common stock. The Option is subject to a 1% net smelter returns royalty in favour of the underlying titleholder. The Option contains certain work expenditure obligations, which are intended to be satisfied by the Expenditures prescribed under the Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Assignment Agreement, dated effective January 8, 2008, between Proyectos Mineros S.A. and Constitution Mining Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONSTITUTION MINING CORP.
DATE: January 9, 2008	/s/ Daniel Hunter __________________________ Name: Daniel Hunter Title: Chief Operating Officer and a director

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